UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2013

Crestwood Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33631	56-2639586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Louisiana Street, Suite 2060 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832)-519-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 7, 2013, Crestwood Midstream Partners LP (“Crestwood”) completed the merger (the “Merger”) with Intrepid Merger Sub, LLC (“Merger Sub”), a wholly owned subsidiary of Inergy Midstream, L.P. (“NRGM”), whereby Crestwood merged with Merger Sub with Crestwood continuing as the surviving entity in the Merger, and, as a result of which, Crestwood has been acquired by, and has become a wholly owned subsidiary of, NRGM. The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of May 5, 2013 (the “Merger Agreement”), by and among NRGM, NRGM GP, LLC (“NRGM GP”), Merger Sub, Inergy, L.P., Crestwood and Crestwood Gas Services GP LLC (“CMLP GP”). Immediately following the Merger, Crestwood and NRGM merged, with NRGM continuing as the surviving entity with the name Crestwood Midstream Partners LP. The following events took place in connection with the consummation of the Merger:

Item 1.01	Entry into a Material Definitive Agreement

In connection with the consummation of the Merger, Crestwood entered into that certain Supplemental Indenture No. 5, dated as of October 7, 2013 (the “Supplemental Indenture”), among Crestwood Midstream Partners LP (f/k/a Inergy Midstream, L.P. (the “Successor Issuer”)), Crestwood Midstream Finance Corp (f/k/a/ NRGM Finance Corp.) (the “Successor Co-Issuer” and, together with the Successor Issuer, the “Successor Issuers”), Finger Lakes LPG Storage, LLC, Central New York Oil and Gas Company, L.L.C., Inergy Storage, Inc., Inergy Pipeline East, LLC, Inergy Gas Marketing, LLC, Arlington Storage Company, LLC, Inergy Asc, LLC, Arlington Associates, L.P., Steuben Gas Storage Company and US Salt, LLC (collectively, the “New Guarantors”), Crestwood (the “Original Issuer”), Crestwood Midstream Finance Corporation (the “Original Co-Issuer” and, together with the Original Issuer, the “Original Issuers”) and The Bank of New York Mellon Trust Company, N.A.

Pursuant to the Supplemental Indenture, the Successor Issuers have unconditionally assumed all of the obligations of the Original Issuers under the indenture dated as of April 1, 2011 (the “Base Indenture”) providing for the issuance of the Original Issuers’ 7.75% Senior Notes due 2019 (the “Notes”) as supplemented by the Supplemental Indenture No. 1, dated as of November 29, 2011, Supplemental Indenture No. 2, dated as of January 6, 2012, Supplemental Indenture No. 3, dated as of March 22, 2012 and Supplemental Indenture No. 4, dated as of April 11, 2013 (the Base Indenture as supplemented thereby, the “Indenture”). Further pursuant to the Supplemental Indenture, the New Guarantors have unconditionally guaranteed all of the Original Issuers’ obligations under the Indenture and Notes.

The Supplemental Indenture is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on October 7, 2013, Crestwood terminated the Amended and Restated Credit Agreement, dated as of November 16, 2012 (the “Credit Facility”), among Crestwood, the lenders party thereto, Wells Fargo Bank, N.A., as administrative agent and collateral agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Bank of America, N.A. and Royal Bank of Canada, as syndication agents, and UBS Securities LLC and The Royal Bank of Scotland PLC, as co-documentation agents. No amounts were outstanding under the Credit Facility following consummation of the Merger.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Crestwood notified the New York Stock Exchange (the “NYSE”) on October 7, 2013 that each outstanding common unit and Class D Unit of Crestwood, other than common units and Class D Units of Crestwood held by Crestwood Holdings LLC, Crestwood Gas Services Holdings LLC and CMLP GP (which were converted into the right to receive solely 1.07 new common units representing limited partner interests of NRGM (the “Unit Consideration”)), were converted into the right to receive the Unit Consideration and $1.03 in cash (the “Cash Consideration” and, together with the Unit Consideration, the “Merger Consideration”) and requested that the NYSE file with the Securities and Exchange Commission a notification of removal from listing on Form 25 to report that the common units and Class D Units of Crestwood are no longer listed on the NYSE.

Item 3.03	Material Modification to Rights of Security Holders.

On October 7, 2013, the Merger was consummated in accordance with the Merger Agreement. The Merger Agreement was adopted by Crestwood’s unitholders at the special meeting of Crestwood’s unitholders held on October 4, 2013.

Under the terms of the Merger Agreement, each outstanding common unit and Class D Unit of Crestwood, other than common units and Class D Units of Crestwood held by Crestwood Holdings LLC, Crestwood Gas Services Holdings LLC and CMLP GP (which were converted into the right to receive solely the Unit Consideration), were converted into the right to receive the Merger Consideration.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Crestwood’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2013, and is incorporated herein by reference.

Upon the effective time of the Merger, holders of common units and Class D Units of Crestwood immediately prior to the effective time of the Merger ceased to have any rights as unitholders in Crestwood (other than their right to receive the Merger Consideration).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

As a result of the Merger, all of the current directors of CMLP GP, the general partner of Crestwood, resigned from their directorships of CMLP GP and any committees of which they were a member, as of the effective time of the Merger. These resignations were not a result of any disagreements between Crestwood and the current directors on any matter relating to Crestwood’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the Partnership Agreement of Crestwood was amended and restated and remained the Partnership Agreement of Crestwood at the effective time of the Merger. The 3rd Amended and Restated Partnership Agreement of Crestwood is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submissions of Matters to a Vote of Security Holders

On October 4, 2013, Crestwood convened a special meeting of its unitholders (the “Meeting”). The Meeting was called to vote on the following proposals:

(1)	Proposal to approve the Merger Agreement.
(2)	Proposal to approve the adjournment of the Meeting, if necessary or appropriate to solicit additional proxies if there were not sufficient votes to approve the Merger Agreement at the time of the Meeting.
(3)	Proposal to approve, on a non-binding, advisory basis, the compensation payments that will or may be paid by Crestwood to its named executive officers in connection with the Merger.

There were 60,108,631 common units and Class D units of Crestwood outstanding as of the record date for the Meeting (August 8, 2013). A quorum was present at the Meeting. Proposal 1 was approved by the unitholders of Crestwood, with 80.56% of the outstanding units present in person or represented by proxy at the Meeting “FOR” the Proposal. Proposal 2 was not called to a vote due to there being sufficient units present in person or represented by proxy to approve the Merger Agreement.

Proposal 3 was approved by the unitholders of Crestwood, with 79.47% of the outstanding units present in person or represented by proxy at the Meeting voting “FOR” the Proposal. The voting results of Proposals 1 and 3 are as follows:

	For	Against	Abstain
Proposal 1
Approval of the Merger Agreement	48,432,603	131,591	56,284

Proposal 2
Approval of adjournment	N/A	N/A	N/A

Proposal 3
Advisory Vote on Compensation	47,774,802	710,444	117,232

Item 8.01	Other Events.

On October 4, 2013, Crestwood issue a press release announcing the approval of the Merger Agreement and, on a non-binding, advisory basis, the compensation payments that will or may be paid by Crestwood to its named executive officers in connection with the Merger at the Meeting. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 7, 2013, Crestwood and NRGM issued a joint press release announcing the consummation of the Merger. A copy of the press release is filed hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

(2.1)	Agreement and Plan of Merger, dated as of May 5, 2013, by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Midstream Partners LP and Crestwood Gas Services GP (incorporated by reference to Exhibit 2.1 of Crestwood’s Current Report on Form 8-K, filed on May 9, 2013).

(3.1)	3rd Amended and Restated Partnership Agreement of Crestwood Midstream Partners LP.

(4.1)	Supplemental Indenture No. 5, dated as of October 7, 2013, among Crestwood Midstream Partners LP (f/k/a Inergy Midstream, L.P.), Crestwood Midstream Finance Corp (f/k/a/ NRGM Finance Corp.), Finger Lakes LPG Storage, LLC, Central New York Oil and Gas Company, L.L.C., Inergy Storage, Inc., Inergy Pipeline East, LLC, Inergy Gas Marketing, LLC, Arlington Storage Company, LLC, Inergy Asc, LLC, Arlington Associates, L.P., Steuben Gas Storage Company and US Salt, LLC, Crestwood Midstream Partners LP, Crestwood Midstream Finance Corporation and The Bank of New York Mellon Trust Company, N.A.

(99.1)	Press Release of Crestwood Midstream Partners LP, dated October 4, 2013 (incorporated by reference to Crestwood’s filing on October 4, 2013 with the SEC pursuant to Rule 425 of the Securities Act of 1933).

(99.2)	Joint Press Release of Crestwood Midstream Partners LP and Inergy Midstream, L.P., dated October 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 7, 2013	CRESTWOOD MIDSTREAM PARTNERS LP
By: Crestwood Midstream GP LLC, its general partner

	By:	/s/ Robert G. Phillips
Name: Robert G. Phillips
Title: President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 5, 2013, by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Midstream Partners LP and Crestwood Gas Services GP (incorporated by reference to Exhibit 2.1 of Crestwood’s Current Report on Form 8-K, filed on May 9, 2013).

3.1	3rd Amended and Restated Partnership Agreement of Crestwood Midstream Partners LP.

4.1	Supplemental Indenture No. 5, dated as of October 7, 2013, among Crestwood Midstream Partners LP (f/k/a Inergy Midstream, L.P.), Crestwood Midstream Finance Corp (f/k/a/ NRGM Finance Corp.), Finger Lakes LPG Storage, LLC, Central New York Oil and Gas Company, L.L.C., Inergy Storage, Inc., Inergy Pipeline East, LLC, Inergy Gas Marketing, LLC, Arlington Storage Company, LLC, Inergy Asc, LLC, Arlington Associates, L.P., Steuben Gas Storage Company and US Salt, LLC, Crestwood Midstream Partners LP, Crestwood Midstream Finance Corporation and The Bank of New York Mellon Trust Company, N.A.

99.1	Press Release of Crestwood Midstream Partners LP, dated October 4, 2013 (incorporated by reference to Crestwood’s filing on October 4, 2013 with the SEC pursuant to Rule 425 of the Securities Act of 1933).

99.2	Joint Press Release of Crestwood Midstream Partners LP and Inergy Midstream, L.P., dated October 7, 2013.